SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): June 27, 2002



                             Manugistics Group, Inc.
               (Exact name of issuer as specified in its charter)



Delaware                            0-22154                   52-1469385
(State or other jurisdiction of     (Commission            (I.R.S. Employer
  incorporation or organization)     File Number)        Identification Number)



                              9715 Key West Avenue
                            Rockville, Maryland 20850
              (Address of principal executive offices and zip code)


                                 (301) 255-5000
              (Registrant's telephone number, including area code)




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         Item 5. Other Events

         In a conference call on June 27, 2002 to discuss final results for the first quarter of fiscal 2003, Manugistics Group, Inc. (the "Company") announced that Richard Bergmann, President of the Company, has taken a personal leave of absence. As a result, all sales and services functions will now report directly to Greg Owens, Chairman and Chief Executive Officer. Mr. Owens will also assume certain of Mr. Bergmann's other responsibilities.





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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 28th day of June, 2002.


                                        MANUGISTICS GROUP, INC.


                                        By: /s/ Raghavan Rajaji
                                           -----------------------------------
                                              Raghavan Rajaji
                                              Executive Vice President and
                                              Chief Financial Officer









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